Catholic Responsible Investments Funds

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-MID CAP EQUITY FUND

(formerly, Catholic Responsible Investments Small-Cap Fund)
Institutional Shares: CRSSX

Summary Prospectus

June 29, 2026

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cbisonline.com/us/. You can also get this information at no cost by calling 866-348-6466, by sending an e-mail request to CRIFund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Catholic Responsible Investments Small-Mid Cap Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.78%
Other Expenses[1]	0.06%
Total Annual Fund Operating Expenses[2,3]	0.84%

[1]	Management Fees and Other Expenses have been restated to reflect current fees.

[2]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund’s Financial Highlights because Management Fees and Other Expenses have been restated to reflect current fees.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.88% of the Fund’s average daily net assets until February 28, 2028 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a combination of equity securities issued by small- and mid-capitalization companies. For investment purposes, small-capitalization companies are defined as those companies with market capitalizations within the range of market capitalizations of companies included in the Russell 2000® Index, and mid-capitalization companies are defined as those companies with market capitalizations within the range of market capitalizations of companies included in the Russell MidCap® Index. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities or ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 5% of the Fund’s assets. In addition, the Fund may invest in futures contracts to obtain exposure to a target benchmark index.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, quality and liquidity in selecting investments.

GW&K Investment Management, LLC (“GW&K”)

Under normal circumstances, GW&K’s strategy for the portion of the Fund it manages is to invest primarily in equity securities of small- and mid-capitalization companies. GW&K’s strategy is to invest in common stock and preferred stock of U.S. small- and mid-capitalization companies. GW&K’s strategy for the Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the portion of the Fund managed by GW&K may have less than all of its investments in equity securities of small- and mid-capitalization companies at any given time. GW&K seeks to invest in an unrestricted opportunity set, pursuing what GW&K believes to be quality companies with either growth- or value-oriented characteristics. GW&K’s strategy for the Fund seeks to assemble a portfolio of securities diversified as to companies and industries. GW&K may consider increasing or reducing the Fund’s investment in a particular industry in view of the goal of achieving industry diversification.

Parametric Portfolio Associates LLC (“Parametric”)

Parametric will manage its allocated portion of the Fund’s assets using a passive cash equitization strategy that is designed to reduce cash drag and maintain market exposure for the Fund. Parametric’s strategy will principally use highly liquid exchange-traded futures contracts and ETFs to obtain exposure to the applicable target benchmarks or approved proxy exposures. Parametric’s strategy will be managed on a rules-based basis in accordance with the Fund’s investment guidelines and will not seek to add value through market timing, security selection, or active asset allocation views.

Parametric’s strategy for the Fund is designed to help the Fund remain more fully invested while retaining the operational flexibility of holding cash. Cash balances identified for equitization will be invested through approved futures contracts and ETFs that are expected to provide exposure consistent with the Fund’s benchmark or agreed-upon proxy benchmarks. Futures will generally be used where liquid contracts are available and where capital efficiency, liquidity, transparency, and low transaction costs make them appropriate, as determined by Parametric. ETFs may be used where the position is fully funded and where a liquid, low-cost ETF is available that closely tracks the desired exposure, as determined by Parametric.

Parametric’s process begins with the identification of cash balances subject to equitization and the determination of the appropriate target exposure for those balances. Parametric’s portfolio management team will implement and monitor exposure using the approved futures and/or ETFs specified in the Fund’s investment guidelines, adjusting positions as cash balances change due to subscriptions, redemptions, fund flows, market movements, or other operational activity.

Parametric’s strategy for the Fund will be implemented in a systematic, rules-based manner and will not make discretionary tactical allocation decisions or seek outperformance through active positioning. The objective of Parametric’s strategy is to approximate the investment exposure that would have been achieved had the cash been invested in the applicable mutual funds or approved benchmark proxies, while balancing liquidity, transaction costs, and tracking error.

Victory Capital Management Inc. (“Victory Capital”)

The portion of the Fund’s assets allocated to Victory Capital is managed by Victory Capital’s Integrity Asset Management investment franchise (“Integrity”), utilizing Integrity’s Small/Mid Cap Value Equity strategy. Under normal circumstances, the majority of the Fund’s assets allocated to Victory Capital and managed by Integrity will be invested in U.S. equity securities of small- to mid-capitalization companies.

Integrity’s Small/Mid Cap Value Equity strategy seeks to provide consistent performance over time. Integrity’s Small/Mid Cap Value Equity strategy strives to avoid large swings in relative performance, potentially allowing for the realization of compound returns over time. Integrity constantly seeks out what Integrity considers to be the best risk/reward opportunities by focusing on market psychology, bottom-up fundamentals, and risk controls.

Integrity’s process includes a disciplined, quantitative framework to determine market psychology, which is designed to help direct focus on quantitative inputs deemed suitable for stock selection at any given time.

Stock selection is driven by a team of highly experienced sector specialists focused on achieving capital appreciation by maintaining a diversified portfolio of small- and mid-capitalization stocks that, in the view of Integrity, are currently undervalued yet poised to outperform. To identify these stocks, Integrity’s disciplined process seeks two key elements: “Good Value” and “Good News.” Good Value implies that a statistically “cheap” stock, trading below Integrity’s estimate of intrinsic value, will deliver strong total return over time. The process also seeks to identify catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process, which is designed to ensure consistent long-term performance versus the benchmark of Integrity’s Small/Mid Cap Value Equity strategy.

Westfield Capital Management Company, L.P. (“Westfield”)

Westfield manages its allocated portion of the Fund by investing in equity securities, principally common stocks, of small and medium capitalization companies. Westfield will also seek to invest its portion of the Fund in foreign securities denominated in U.S. dollars and traded on U.S. exchanges, including American Depositary Receipts (“ADRs”).

Westfield employs a disciplined investment approach that seeks to identify companies that, in Westfield’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. Westfield uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. Westfield employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark.

Westfield may sell a stock if one of the following situations arises:

●	The company executes according to Westfield’s investment thesis and the market recognizes it in the stock’s valuation;

●

The investment process identifies a company that Westfield believes has superior return and risk characteristics. In this situation, the more attractive stock would force Westfield to sell the less attractive stock so that Westfield continues to own only its best investment ideas; or

●	The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.

Westfield’s strategy for its allocated portion of the Fund expects to invest in approximately 60 to 75 companies.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Growth Investment Style Risk — A Sub-Adviser’s growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — A Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If a Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Sector and Industry Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Derivatives Risk — Futures contracts are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Futures contracts are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer will fail to pay interest fully and return principal in a timely manner. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Passive Cash Equitization Strategy Risks — A portion of the Fund’s assets is managed pursuant to a passive cash equitization strategy. As a result, the Fund is subject to the following risks:

Market Risk. The futures and ETFs used to equitize cash will increase or decrease in value based on the performance of the underlying markets. If the target mutual funds or benchmark exposures decline, the equitized cash position will also generally decline in value.

Tracking Error Risk. Futures and ETFs may not perfectly replicate the performance of the target mutual funds or their benchmarks. Differences may arise due to instrument selection, benchmark differences, ETF expenses, futures financing costs, roll costs, timing of cash flows, transaction costs, or imperfect proxy exposure.

Liquidity Risk. Although the passive cash equitization strategy is expected to use liquid futures and ETFs, market liquidity can deteriorate during periods of stress. Reduced liquidity may increase trading costs, widen bid/ask spreads, or limit the ability to adjust exposures quickly.

Futures Risk. Futures contracts involve risks associated with derivatives, which are described elsewhere in this section, including mark-to-market gains and losses, margin requirements, potential need for additional collateral, and the possibility that futures prices may differ from the value of the underlying benchmark or exposure.

ETF Risk. ETFs may trade at a premium or discount to net asset value, may experience secondary-market liquidity constraints, and may not precisely track their underlying index or benchmark. ETF expense ratios and transaction costs may also reduce returns relative to the target exposure.

Cash and Collateral Management Risk. The use of futures requires the maintenance of adequate cash or collateral to meet margin requirements. Adverse market movements may require additional margin, and failure to maintain sufficient liquidity could require exposure reductions at unfavorable times.

Operational and Information Risk. The passive cash equitization strategy depends on accurate and timely information regarding cash balances, fund flows, target exposures, and applicable guidelines. Delays, errors, or incomplete data could result in exposure levels that differ from the intended target.

Leverage Risk. Futures provide market exposure with a relatively small amount of margin. Although the passive cash equitization strategy is intended to equitize cash and not to create unintended leverage, operational timing differences, market movements, or inaccurate cash data could temporarily result in exposure that exceeds the intended cash balance.

Trading Cost Risk. The passive cash equitization strategy may incur explicit costs, such as commissions and ETF expenses, as well as implicit costs, such as bid/ask spreads, market impact, futures roll costs, and financing costs. These costs may reduce the effectiveness of the passive cash equitization program.

Counterparty and Clearing Risk. Exchange-traded futures are cleared through a clearinghouse and futures commission merchant, which reduces but does not eliminate counterparty, clearing, and operational risks associated with futures trading.

Regulatory and Tax Risk. Changes in applicable laws, regulations, tax rules, exchange rules, margin requirements, or mutual fund restrictions could affect the instruments used, the cost of implementation, or the continued operation of the passive cash equitization strategy.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Capital Gain Risk — As of the date of this prospectus, a substantial portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A, Class B and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. At the time of the reorganization, the Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Before June 30, 2026, the Fund employed a different, passive investment strategy pursuant to which the Fund sought to replicate the performance of an underlying index. Therefore, the past performance shown for periods prior to June 30, 2026 may have differed if the Fund’s current investment strategy been in effect.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
30.81%	(32.61)%
12/31/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-MID CAP EQUITY FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	5.85%	7.08%	9.30%
Fund Returns After Taxes on Distributions	4.23%	N/A^	N/A^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.19%	N/A^	N/A^
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	11.91%	7.26%	10.40%

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

GW&K Investment Management, LLC

Jeffrey W. Thibault, CFA, Partner, Equity Portfolio Manager, has managed the portion of the Fund’s assets allocated to GW&K Investment Management, LLC since 2026.

Daniel L. Miller, CFA, Partner, Director, Equities, has managed the portion of the Fund’s assets allocated to GW&K Investment Management, LLC since 2026.

Parametric Portfolio Associates LLC

Richard Fong, CFA, Managing Director, Investment Strategy, has managed the portion of the Fund’s assets allocated to Parametric Portfolio Associates LLC since 2026.

Zach Olsen, CFA, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Parametric Portfolio Associates LLC since 2026.

Victory Capital Management Inc.

Daniel G. Bandi, Chief Investment Officer, Integrity Asset Management, has managed the portion of the Fund’s assets allocated to Victory Capital Management Inc. since 2026.

Adam I. Friedman, Senior Portfolio Manager, Integrity Asset Management, has managed the portion of the Fund’s assets allocated to Victory Capital Management Inc. since 2026.

Daniel J. DeMonica, CFA, Senior Portfolio Manager, Integrity Asset Management, has managed the portion of the Fund’s assets allocated to Victory Capital Management Inc. since 2026.

Westfield Capital Management Company, L.P.

William A. Muggia, President, CEO, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Westfield Capital Management Company, L.P. since 2026.

Richard D. Lee, CFA, Managing Partner, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Westfield Capital Management Company, L.P. since 2026.

Matthew R. Renna, Managing Partner, has managed the portion of the Fund’s assets allocated to Westfield Capital Management Company, L.P. since 2026.

Edward D. Richardson, Partner, has managed the portion of the Fund’s assets allocated to Westfield Capital Management Company, L.P. since 2026.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional or Investor Shares (if applicable) of the Fund, you must generally invest at least the minimums presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Small-Mid Cap Equity Fund	N/A	$3,000,000

The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CRI-SM-012-0700